UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2019

ICF International, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33045	22-3661438
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9300 Lee Highway, Fairfax, Virginia		22031
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 934-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock	ICFI	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 2.02 Results of Operations and Financial Condition

On August 1, 2019, ICF International, Inc. (the “Company”) announced its financial results for the second quarter ended June 30, 2019.  The press release containing this announcement is attached hereto as Exhibit 99.1.

The information contained in this report, including Exhibit 99.1, is considered to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section.  The information in this report shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The release contains forward-looking statements regarding the Company and includes a cautionary statement identifying important factors that could cause actual result to differ materially from those anticipated.

Item 7.01 Regulation FD Disclosure

On August 1, 2019, the Company announced the approval of a succession plan for the appointment of a Chief Executive Officer and new member of the Board of Directors.  Details of the plan are contained in the press release, a copy of which is attached hereto as Exhibit 99.2.

Item 8.01 Other Events

On August 1, 2019, the Company's Board of Directors declared quarterly dividend in an amount equal to $0.14 per share. This quarterly cash dividend will be paid on October 15, 2019 to stockholders of record as of the close of business on September 13, 2019.

The cash dividend policy and the payment of future cash dividends under that policy will be made at the discretion of the Company's board of directors and will depend on earnings, operating and financial conditions, capital requirements, and other factors deemed relevant by the Board, including the applicable requirements of the Delaware General Corporation Law and the best interests of the Company’s stockholders.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release dated August 1, 2019
99.2	Press Release dated August 1, 2019

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated August 1, 2019
99.2	Press Release dated August 1, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ICF International, Inc.

Date: August 1, 2019	By:	/s/ James C. Morgan
James C. Morgan
Executive Vice President & Chief Financial Officer